                                                                    EXHIBIT 10.3

                               SECOND AMENDMENT
                         TO GREENHOUSE LEASE AGREEMENT



     THIS SECOND AMENDMENT TO GREENHOUSE LEASE AGREEMENT (this "Amendment"), dated as of December 29, 1995, is between COLORADO POWER PARTNERS ("CPP"), a Colorado general partnership, and BRUSH GREENHOUSE PARTNERS ("BGP"), a Colorado general partnership.

                                   Recitals
                                   --------

     A. CPP and BGP have previously entered into that certain Greenhouse Lease Agreement dated as of June 8, 1989, and that certain Amendment to Greenhouse Lease Agreement dated as of December 29, 1994 (the "First Amendment") (as so amended the "Greenhouse Lease").

     B. Contemporaneously with this Amendment, CPP, The Prudential Insurance Company of America ("Prudential") and Pruco Life Insurance Company ("Pruco") are entering into that certain Second Amended and Restated Construction and Term Loan Agreement and that certain Restructuring Agreement, both dated as of December 29, 1995 (together the "Restructuring Documents").

     C. Pursuant to the Restructuring Documents, CPP has agreed to make certain changes in the Greenhouse Lease and Prudential and Pruco have agreed to consent to such changes. To implement such changes, CPP and BGP desire to further amend the Greenhouse Lease in the manner hereinafter set forth.

     IN CONSIDERATION of the above Recitals and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   Agreement
                                   ---------

     1. Paragraph 6.a is hereby amended by deleting the first sentence thereof.

     2. Paragraph 6.c is hereby amended by (i) inserting at the beginning of the first sentence threof the following: "Subject to the exception provided in Paragraph 23.m FOURTH," (ii) deleting in line 7 of the First Amendment, the phrase "an amount equal to the Reserve Amount" and replacing it with "$426,549.50"; and (iii) deleting in the 20th line the amount $2,740,000 and replacing it with $3,429,092.

     3.   A new paragraph 6.e is hereby added as follows:

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

          e.   Supplemental Rent Payments.  Tenant agrees to pay to Landlord, in
               --------------------------
               addition to the rents payable under paragraph 6.a hereof and any other amounts payable to the Landlord hereunder, supplemental rent payments (the "Supplemental Rent Payments") for each calendar quarter in each of the years set forth below in the amount set forth opposite such year:

               Each Calendar              Quarterly
                Quarter in             Supplemental Rent
                   Year                     Payment
               -------------           -----------------
                   1996                     $56,250
                   1997                     $56,250
                   1998                     $62,500
                   1999                     $62,500
                   2000                     $68,750
                   2001                     $68,750
                   2002                     $75,000
                   2003                     $75,000
                   2004                     $81,250
                   2005                     $81,250

               The Supplemental Rent Payment for each calendar quarter shall be due and payable by the 30th day after the end of such calendar quarter. Tenant shall pay all Supplemental Rent Payments when due and payable, without any set-off, counterclaim, abatement, deduction or prior demand therefor whatsoever. In addition, any Supplemental Rent Payment that is not paid within six months after the same is due shall bear interest at a rate equal to the greater of 12.21% or the Prime Rate plus two percent per annum from the date six months after such payment is due until paid. All payments of Supplemental Rent shall be made as provided in paragraph 6.b.

     5. The Greenhouse Lease is further amended by adding a new paragraph 23 m as follows:

          m.   Use of Rent and Other Proceeds.  Tenant agrees for the benefit of
               ------------------------------
               the Landlord and any Lender that all monies received by Tenant from any source whatsoever, including, without limitation, any payments received by Tenant from Colorado Greenhouse LLC ("Colorado Greenhouse"), or any successor operator of the Greenhouse, whether as Primary Fee, Contingent Fee, rent, dividends or other distributions, reimbursement of loan proceeds or otherwise shall be retained by Tenant until the next Rent Payment Date (as hereinafter defined) and shall be applied by
                                                     ---
               Tenant on the 30th day after the end of each calendar quarter ("Rent Payment Date") according to the following priority:

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

                    FIRST, to the payment of any rent due under Paragraph 6.a hereof ("Rent") on such Rent Payment Date, any unpaid Rent due prior to such Rent Payment Date, any other amount payable to Landlord hereunder on or prior to such Rent Payment Date (other than Supplemental Rent Payments and interest thereon), and any accrued and unpaid interest on any of the foregoing;

                    SECOND, if, pursuant to Paragraph 6.c, any amount has been withdrawn from the escrow account referred to in Paragraph 6.c (the "Escrow Account"), an amount equal to the aggregate amount withdrawn from the Escrow Account, less the aggregate amount theretofor transferred for deposit in the Escrow Account pursuant to this clause SECOND, shall be paid to the escrow agent under the escrow agreement referred to in Paragraph 6.c (the "Escrow Agent") for deposit in the Escrow Account;

                    THIRD, to the payment of all obligations of Tenant (other than Supplemental Rent Payments and interest thereof) to any person which is not an Affiliate (as defined in the Restructuring Documents) of Tenant due on such Rent Payment Date;

                    FOURTH, to the distribution to owners of partnership interests in Tenant in an amount not to exceed 30% of (i) the cash available to Tenant on such Rent Payment Date, less
                    (ii) the amounts applied on such Rent Payment Date pursuant to clauses FIRST, SECOND and THIRD, above;

                    FIFTH, to the payment of Supplemental Rent Payments due on such Rent Payment Date, any unpaid Supplemental Rent Payments due prior to such Rent Payment Date and any accrued and unpaid interest thereon;

                    SIXTH, to Escrow Agent, for deposit in the Escrow Account, to the extent necessary to cause the amount in the Escrow Account to equal $426,559.50; and

                    SEVENTH, subject to having made the deposit into the Escrow Account as required by paragraph 6.c, the remainder may be made to the owners of partnership interests in Tenant.

          Notwithstanding the foregoing, upon the receipt by Tenant from Colorado Greenhouse of the reimbursement of the $615,000 of prior advances made by Tenant to Colorado Greenhouse, as contemplated by Section 3.4(c) of the O&M Agreement, Tenant may distribute up to $615,000 from such reimbursement to the owners of partnership interests in Tenant.

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

     6. Except as amended and modified by this Amendment, the Greenhouse Lease remains in full force and effect and is hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                              COLORADO POWER PARTNERS

                              By:  CTI Partners I LLC, general partner

                                   By: /s/ Edward J. Wetherbee
                                      -------------------------------
                                      Manager
                              and

                              By:  Twombly Partners, general partner

                                   By: /s/ Nicholas G. Muller
                                      -------------------------------
                                      Management Committee Member
                              and

                              PEARL EAST POWER PARTNERS L.P.

                              By:  CTI Partners I LLC, general partner

                                   By: /s/ Edward J. Wetherbee
                                      -------------------------------
                                      Manager
                              and


                              By:  Twombly Partners, general partner

                                   By: /s/ Nicholas G. Muller
                                      -------------------------------
                                      Management Committee Member

                              BRUSH GREENHOUSE PARTNERS


                              By: /s/ Edward J. Wetherbee
                                 -------------------------------
                                 Management Committee Member

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